UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2018
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Chegg, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3990 Freedom Circle Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 855-5700
(Registrant’s telephone number, including area code)
Not Applicable
______________________________________________________
(Former name or former address, if changed since last report.)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 28, 2018, Chegg, Inc. (“Chegg”) and Wells Fargo Bank, National Association (“Wells Fargo”) entered into a First Amendment to Credit Agreement (the “Credit Agreement Amendment”), amending that certain Credit Agreement by and among Chegg and Wells Fargo, dated of September 21, 2016 (the “Credit Agreement”).
The Credit Agreement Amendment, among other things, amends the Credit Agreement to (i) revise the definition of “Permitted Indebtedness” to include Chegg’s issuance of unsecured convertible notes in an aggregate principal amount of no more than $345,000,000 (the “Note Issuance”); (ii) revise the definitions of “Leverage Ratio” and “EBITDA” to account for expenses related to the Note Issuance and a related Capped Call (as defined in the Credit Agreement Amendment); and (iii) to permit the Capped Call and the repurchase of outstanding shares of Chegg’s common stock using proceeds from the Note Issuance.
Chegg will file a copy of the Credit Agreement Amendment with its next Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2018.

Chegg and its subsidiaries from time to time have had, and may continue to have, various commercial, lending or other relationships with Wells Fargo and its affiliates.

Item 8.01 Other Events
On March 28, 2018, Chegg issued a press release announcing that it proposes to offer, subject to market conditions and other factors, $250.0 million aggregate principal amount of convertible senior notes due in 2023. Chegg also intends to grant to the initial purchasers of the notes the option to purchase up to an additional $37.5 million aggregate principal amount of notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated March 28, 2018, announcing Chegg, Inc.’s proposed offering of convertible senior notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEGG, INC.

Date: March 28, 2018	By:	/s/ Andrew Brown
Andrew Brown
Chief Financial Officer